Business Combination	12 Months Ended
Dec. 31, 2023
Business Combination [Abstract]
Business combination
4.	Business combination

On February 7, 2023, the Company completed the acquisition of a 60 MW power plant in North Tonawanda, New York for a total consideration of $4,749,666, of which $150,000 was paid in previous years. The transaction was accounted for as a business combination under IFRS 3, Business Combinations. The Company completed this business combination as part of its ongoing infrastructure expansion strategy and to increase its available computing power. Operation of the plant will help support the local utility power grid for reliability, and the plant will be readily available for residential and commercial consumers during peak periods of demand.

At the date of acquisition, the Company determined the fair value of the net identified net assets as follows:

Total final consideration paid in cash	$4,749,666

Identified fair value of net assets acquired:
Prepaids and deposits	418,287
Land	530,000
Power plant infrastructure	4,643,800
PPA capacity liability	(213,100)
Accounts payable	(218,621)
Loan payable	(410,700)
$4,749,666

For the year ended December 31, 2023, the acquired power plant accounted for $3,272,005 in revenue and $671,740 in net loss.

In fiscal 2022, the Company paid $1.2 million which was comprised of $1.0 million for the option to purchase the power plant and $200,000 in extension fees. These amounts were not included in the business combination.